UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Hawaiian Electric Industries, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V65749-P22650 BROADRIDGE CORPORATE ISSUER SOLUTIONS HAWAIIAN ELECTRIC INDUSTRIES, INC. P.O. BOX 1342 EDGEWOOD, NY 11717 HAWAIIAN ELECTRIC INDUSTRIES, INC. 2025 Annual Meeting Vote by May 11, 2025 11:59 PM ET. For shares held in a Plan, vote by May 7, 2025 11:59 PM ET. You invested in HAWAIIAN ELECTRIC INDUSTRIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 12, 2025. Vote Virtually at the Meeting* May 12, 2025 10:00 AM HST Virtually at: www.virtualshareholdermeeting.com/HE2025 Get informed before you vote View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V65750-P22650 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Elect Seven Directors: Nominees: 1a. Thomas B. Fargo For 1b. Celeste A. Connors For 1c. Elisia K. Flores For 1d. Peggy Y. Fowler For 1e. Micah A. Kāne For 1f. William James Scilacci, Jr. For 1g. Scott W. H. Seu For 2. Advisory vote to approve the compensation of HEI’s named executive officers. For 3. Approval of Amended and Restated Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock. For 4. Ratification of the appointment of Deloitte & Touche LLP as HEI’s independent registered public accountant for 2025. For